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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): February 22, 2005



                             ADEPT TECHNOLOGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




        California                     0-27122               94-2900635
----------------------------   -----------------------  ----------------------
(State or other jurisdiction   (Commission file number)   (I.R.S. Employer
     of incorporation)                                  Identification Number)



                   3011 Triad Drive
                     Livermore, CA                             94550
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      (Address of principal executive offices)              (Zip Code)


     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 245-3400

                                      None
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in
           Fiscal Year.

Amendment to Articles of Incorporation
--------------------------------------

         Effective February 25, 2005, Adept Technology, Inc. (the "Company") amended its Articles of Incorporation to effect a reverse split of its stock on a one-for-five basis so that each five shares of common stock issued and outstanding prior to February 25, 2005 shall automatically be converted into and reconstituted as one share of common stock.

         The amendment provides that the Company is authorized to issue 15,000,000 shares of its capital stock, 14,000,000 of which are Common Stock and 1,000,000 of which are Preferred Stock.

Amendment to Bylaws
-------------------

         On February 22, 2005, the Company's Board of Directors unanimously authorized an amendment to the Company's Bylaws, to be effected upon such approval. Section 8.4 of the Company's Bylaws previously required that a certificate for shares be issued to each shareholder when any of the shares are fully paid. The Board has authorized an amendment to the Bylaws which allows for the issuance of uncertificated (i.e., "book-entry") shares.

Item 8.01  Other Events.

         On February 25, 2005, the Company issued a press release announcing that a one-for-five reverse split of the Company's outstanding stock was effected as of the opening of business on February 25, 2005, the payment of cash in lieu of fractional shares and the Company's new trading symbol of ADEO. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

         (c) Exhibits

         3.1 Certificate of Amendment of Articles of Incorporation of Adept Technology, Inc.
         99.1     Press Release, dated February 25, 2005.





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                                                       SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ADEPT TECHNOLOGY, INC.



Date:  February 25, 2005                    By:      /s/ Robert R. Strickland
                                                --------------------------------
                                                     Robert R. Strickland
                                                     Chief Financial Officer